UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 28, 2023
Enhabit, Inc.
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-41406	47-2409192
(Commission File Number)	(IRS Employer Identification No.)

6688 N. Central Expressway, Suite 1300, Dallas, Texas 75206
(Address of Principal Executive Offices, Including Zip Code)
(214) 239-6500
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EHAB	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 28, 2023, Enhabit, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). On May 10, 2023, the record date for the Annual Meeting, there were 50,099,817 shares of the Company’s common stock outstanding with each such share entitled to one vote. The holders of 46,656,717 shares (93.13%) of the Company’s common stock were present in person or represented by proxy during the Annual Meeting.
The number of votes cast for, against or withheld, as well as abstentions and broker non-votes, as applicable, with respect to each matter is set forth below.
Proposal 1. Election of Board of Directors
The following persons were elected as directors of the Company for a one-year term expiring at the 2024 Annual Meeting of Stockholders with the following vote:

Name of Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Leo I. Higdon, Jr.	35,001,357	7,213,531	38,792	4,403,037
Jeffrey W. Bolton	37,969,827	4,246,352	37,501	4,403,037
Tina L. Brown-Stevenson	37,862,497	4,350,328	40,855	4,403,037
Yvonne M. Curl	35,772,822	6,442,172	38,686	4,403,037
Charles M. Elson	36,549,327	5,665,098	39,255	4,403,037
Erin P. Hoeflinger	37,958,944	4,253,962	40,774	4,403,037
Barbara A. Jacobsmeyer	38,001,663	4,216,784	35,233	4,403,037
Susan A. La Monica	37,959,077	4,253,846	40,757	4,403,037
John E. Maupin, Jr.	34,991,842	7,220,785	41,053	4,403,037
Stuart M. McGuigan	39,663,259	2,549,249	41,172	4,403,037
Gregory S. Rush	38,004,587	4,211,777	37,316	4,403,037
Barry P. Schochet	39,663,722	2,548,589	41,369	4,403,037
L. Edward Shaw, Jr.	34,879,053	7,339,022	35,605	4,403,037
Proposal 2. Ratification of Independent Accountants
The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023 was ratified with the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
46,615,251	4,971	36,495	—
Proposal 3. Advisory vote on the compensation of the Company’s named executive officers
This advisory vote on the compensation of the Company’s named executive officers was approved with the following vote:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
34,991,101	7,205,559	57,020	4,403,037
Proposal 4. Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Votes
40,844,382	9,638	1,333,737	65,923	4,403,037
In light of the results of this advisory vote and upon the recommendation of the Board of Directors, the Company will hold, to the extent required, an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such advisory votes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ENHABIT, INC.
By:	/s/ Dylan C. Black
	Name:	Dylan C. Black
	Title:	General Counsel
Dated: June 30, 2023